UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): March 4, 2022

INSIGHT ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street, New York, New York 10128	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 374-2922

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	INAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	INAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	INAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Insight Acquisition Corp., a Delaware corporation (the “Company”), was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The amended and restated certificate of incorporation of the Company (the “Charter”) provides that, prior to the consummation of the Business Combination, the Company shall provide all holders of shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A common stock”) sold in the Company’s initial public offering (the “Public Shares”) with the opportunity to have their Public Shares redeemed upon the consummation of the Business Combination pursuant to, and subject to the limitations of, the terms of the Charter; provided, however, that the Company shall not redeem or repurchase Public Shares to the extent that such redemption would result in failure of the Company, or any entity that succeeds the Company as a public company, to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended, (or any successor rule)) of at least $5,000,0001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Business Combination.

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”), redemption provisions not solely within the control of the Company require common stock subject to redemption to be classified outside of permanent equity. In the Company’s (i) unaudited financial statements as of and for the three months ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2021 (the “Q3 Financials”) and (ii) audited balance sheet as of September 7, 2021 included in the Company’s Current Report on Form 8-K filed with the SEC on September 13, 2021 (the “Audited Balance Sheet”), the Company classified a portion of the Public Shares in permanent equity.

On November 15, 2021, the Company filed its Form 10-Q for the quarterly period ending September 30, 2021 (the “Original Third Quarter 10-Q”), which included a section within Note 2, Basis of Presentation, (“Note 2”) that described a revision to the Company’s classification of the Public Shares. As described in Note 2, upon its IPO, the Company classified the Public Shares as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management revised this interpretation to include temporary equity in net tangible assets. As a result, management corrected the error by restating its Public Shares subject to redemption as temporary equity. This resulted in an adjustment to the initial carrying value of its Class A common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock. In connection with the change in presentation for the Class A common stock subject to possible redemption, the Company revised its earnings per share calculation to allocate income and losses shared pro rata between the two classes of shares. This presentation differs from the previously presented method of earnings per share, which was similar to the two-class method. The Company determined the changes were not qualitatively material to the Company’s previously issued financial statements and did not restate its financial statements. Instead, the Company revised its previously reported financial statements in Note 2 to the Original Third Quarter 10-Q. Although the qualitative factors that management assessed tended to support a conclusion that the misstatements were not material, these factors were not strong enough to overcome the significant quantitative errors in the financial statements. The qualitative and quantitative factors support a conclusion that the misstatements are material on a quantitative basis. Management concluded that the misstatement was such of magnitude that it is probable that the judgment of a reasonable person relying upon the financial statements would have been influenced by the inclusion or correction of the foregoing items. As such, upon further consideration of the change, the Company determined the change in classification of the Public Shares and change to its presentation of earnings per share is material quantitatively and it should restate its previously issued financial statements

On March 4, 2022, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) concluded, after discussion with the Company’s management, that each of (i) the Audited Balance Sheet included in the Company’s Current Report on Form 8-K filed with the SEC on September 13, 2021, (ii) the Q3 Financials and (iii) Note 2 to the unaudited interim financial statements and Item 4 of Part 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021, should no longer be relied upon due to changes required to reclassify all of the Company’s Public Shares in temporary equity (collectively, the “Interim Financial Statements”). As such, the Company intends to file an amendment to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Amended Third Quarter 10-Q”) reflecting this reclassification. The adjustments to the Interim Financial Statements will be set forth through expanded disclosure in the financial statements included in the Amended Third Quarter 10-Q. In addition, the audit report of WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm, included in the Current Report on Form 8-K filed with the SEC on September 7, 2021 should no longer be relied upon. The restatement of the Audited Balance Sheet will be set forth in a subsequent filing.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Withum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHT ACQUISITION CORP.

Date: March 4, 2022	By:	/s/ Jeff Gary
	Name:	Jeff Gary
	Title:	Chief Executive Officer and Chief Financial Officer